Exhibit 21.1
Subsidiaries of FS Credit Real Estate Income Trust, Inc.

Name of Subsidiary	State of Incorporation or Organization
FS CREIT Finance Holdings	Delaware
FS CREIT Finance WF-1 LLC	Delaware
FS CREIT Finance GS-1 LLC	Delaware
FS CREIT Finance BB-1 LLC	Delaware
FS CREIT Finance MM-1 LLC	Delaware
FS CREIT Finance MS-1 LLC	Delaware
FS CREIT Finance NTX-1 LLC	Delaware
FS CREIT Finance BMO-1 LLC	Delaware
FS CREIT Investments LLC	Delaware
FS Investments Rego Park LLC	Delaware
FS Investments SC Industrial LLC	Delaware
FS CREIT Investments HRR LLC	Delaware
FS Investments Las Colinas LLC	California
FS Investments OPDR Mezz LLC	Delaware
FS Investments Park Central Mezz LLC	Delaware
FS Investments Industrial Portfolio Mezz LLC	Delaware
FS Investments Berkeley Mezz LLC	California
FS CREIT Aurora Mezz LLC	Delaware
FS CREIT Bronx Portfolio Mezz LLC	Delaware
FS CREIT Parkway Vista Mezz LLC	Delaware
FS Investments N Broad Mezz LLC	Delaware
FS CREIT BERKLEY LLC	California
FS CREIT Originator Parent LLC	Delaware
FS CREIT Originator LLC	Delaware
FS CREIT Davis LLC	California
FS CREIT Cottonmill LLC	California
FS CREIT 8378 Melrose LLC	California
FS CREIT Campus 56 LLC	California
FS CREIT 198 Utah LLC	California
FS CREIT Lawrence LLC	California
FS CREIT North Town	California
FS CREIT Plaza Mexico LLC	California
FS CREIT Santa Barbara Portfolio LLC	California
FS CREIT College Ave LLC	California
FS CREIT Industrial Portfolio LLC	California
FS Rialto EII LLC	Delaware
FS Rialto QI LLC	Delaware
FS Rialto Sub-REIT LLC	Delaware
FS Rialto 2019-FL Holder, LLC	Delaware
FS Rialto 2019-FL1 Issuer, Ltd.	Cayman Islands
FS Rialto 2019-FL1 Co-Issuer, LLC	Delaware
FS Rialto 2021-FL2 Holder, LLC	Delaware
FS Rialto 2021-FL2 Issuer, Ltd.	Cayman Islands
FS Rialto 2021-FL2 Co-Issuer, LLC	Delaware
FS Rialto 2021-FL3 Holder, LLC	Delaware

FS Rialto 2021-FL3 Issuer, Ltd.	Cayman Islands
FS Rialto 2021-FL3 Co-Issuer, LLC	Delaware
FS Rialto 2022-FL4 Holder, LLC	Delaware
FS Rialto 2022-FL4 Issuer, LLC	Delaware
FS Rialto 2022-FL5 Holder, LLC	Delaware
FS Rialto 2022-FL5 Issuer, LLC	Delaware
FS Rialto 2022-FL6 Holder, LLC	Delaware
FS Rialto 2022-FL6 Issuer, LLC	Delaware
FS Rialto 2022-FL7 Holder, LLC	Delaware
FS Rialto 2022-FL7 Issuer, LLC	Delaware
FS OD 1 LLC	Delaware
FS OD 2 LLC	Delaware
FS OD 3 LLC	Delaware
FS CREIT Equity Investments LLC	Delaware
FS CREIT 555 Aviation LLC	Delaware
FS CREIT 7 Bushwick Place LLC	Delaware
FS CREIT Equity TRS LLC	Delaware